Business Update
Edison Electric Institute
Financial Conference
November 2-3, 2009
Hollywood, Florida
PG&E Corporation
Exhibit 99

Cautionary Language Regarding
Forward Looking Statements
 This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2009, 2010, and 2011 earnings from operations per common share, the assumptions on which the guidance is based, and proposed capital expenditures.  These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside management’s control.  Actual results may differ materially.  Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and computer systems, and similar events that may occur while operating and maintaining an electric and natural gas system in a large service territory with varying geographic conditions, that can cause unplanned outages, reduce generating output, damage the Utility’s assets or operations, subject the Utility to third party claims for property damage or personal injury, or result in the imposition of civil, criminal or regulatory fines or penalties on the Utility;
• the impact of storms, earthquakes, floods, drought, wildfires, disease and similar natural disasters, or acts of terrorism, that affect customer demand, or that damage or disrupt the facilities, operations, or information technology and computer systems, owned by the Utility, its customers, or third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
• operating performance of the Utility’s two nuclear generating units at the Diablo Canyon Power Plant (“Diablo Canyon”), the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
• whether the Utility can maintain the cost savings that it has recognized from operating efficiencies that it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;
• whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives that the Utility may earn in a timely manner;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• the impact of changing wholesale electric or gas market rules, including the impact of future changes ordered by the Federal Energy Regulatory Commission that will be incorporated into the new day-ahead, hour-ahead, and real-time wholesale electricity markets established by the California Independent System Operator to restructure the California wholesale electricity market;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

2009 Business Priorities
•  Improve reliability
•  Improve safety and human performance
•  Deliver on budget, on plan, and on purpose
•  Drive customer satisfaction
•  Champion effective regulatory and legislative policies

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial Cap Ex Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

2009
$3.25
$3.25
$3.15
$3.15

2011
EPS Guidance
$3.85
$3.85
2008
Actual
$2.95
$2.95
$3.65
$3.65
Low
Low
 High
 High
Low
Low
 High
 High
2010
$3.50
$3.50
$3.35
$3.35
Earnings per Share from Operations
Earnings per Share from Operations
* Reg G reconciliation to GAAP for 2008 EPS from Operations, and 2009-2011 EPS Guidance is contained in the Appendix and at www.pge-corp.com under the “Investors” page
 High
 High
Low
Low

Financial Assumptions 2009-2011
GUIDANCE REFLECTS:

• Capital expenditures consistent with low and high case ranges
• CPUC authorized ROE of at least 11.35% and Utility earns at least
 12% on FERC projected rate base

• Ratemaking capital structure maintained at 52% equity

• CEE incentives, operational changes and efficiencies and tax cash flow consistent with low and high case earnings ranges
• Resolution of FERC generator claims in 2009-2011 results in financing needs

Cost of Capital
• Affirmative decision to extend cost of capital mechanism
• Maintains 52% equity capital structure through 2012
• Maintains 11.35% ROE and adjustment mechanism
 through 2012
• No ROE adjustment in 2010

GRC Overview
• Continued investments in safe and reliable service

• Contribute to economy of our local communities

• Work toward a greener, smarter energy future
2009
2009
2010
2010
2011
2011
2011 General Rate Case
July:
Filed Notice of Intent
Summer 2010:
Hearings
January 2011:
Rates go into effect
December:
File Application

Key Regulatory Proceedings

Q1 2010
A. 09-02-019
Solar PV Application
Q1 2010
A. 08-05-023
Cornerstone Improvement Program
Q4 2009
Filing / Decision Date
R. 09-01-019
Energy Efficiency 2006-2008 Cycle
Docket #
Case
Q2 2010
A. 09-04-001
Request for New Generation Offers
Q3 2010
ER09-1521-000
Transmission Owner Rate Case 12
Filing in December 2009; expected
decision Q4 2010
2011 General Rate Case
Filing in Q3 2009; expected decision
Q4 2010
A.09-09-013
Gas Transmission & Storage Rate Case 2011
Q4 2009
R. 08-12-009
SmartGrid Order Instituting Rulemaking (OIR)

Energy Efficiency Incentive Revenues
• Received 35% of 2006-2007 incentive award in 2008
• Expecting CPUC decision on proposed 2006-2008 interim
 incentive award by December 2009
• Expecting CPUC decision to resolve held back incentive
 amounts by December 2010
2006 - 2008 Cycle
2006 - 2008 Cycle
2009 and beyond
2009 and beyond
• Development of new incentive mechanism is underway
• Objective is to adopt a mechanism that is much easier to
 understand and assess
• New mechanism should result in more predictable,
 annual earnings

PG&E Ownership of Renewables
Proposed Solar PV Program
 •  Up to 250 MW of Utility-owned PV generation
 •  Up to 250 MW of standard-offer PV PPAs

    Next Steps

 • 2MW pilot program underway
 • Operational target date end of 2009
 • Next 25 MW planned for 2010

New Conventional Generation Offers
•  800-1,200 MW of new resources to be on-line by 2015

•  All contracts filed with CPUC, waiting for approval
 • Mariposa - 184 MW
 • Marsh Landing - 719 MW
 • Midway Sunset - 129 MW
 • Contra Costa Generating Station - 586 MW
 (Purchase and Sale Agreement)

 • 659 MW generating capacity
 • Capital investment of $673 MM
 • Approximately 70% complete
 • 425 workers on site
 • All generating equipment on
 foundations
 • Online in 2010
Colusa Generating Station Update

Humboldt Bay Generating Station
 • 163 MW generating capacity
 • Capital investment of $239 MM
 • Approximately 60% complete
 • 130 workers on site
 • Online in 2010

SmartMeter Program Update
• Largest deployment of Advanced Metering
 Infrastructure (AMI) nationwide
• Capital investment of $1.8 B
• Installations complete in 2012
• Enables time-of-use pricing
• Enhanced capabilities over time
• Installed about 3.8MM SmartMeters to date

Appendix

Electric And Gas Distribution
(1) Authorized revenues = operating costs + (rate of return × rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 • Retail electricity and natural gas distribution service (construction, operations and maintenance)
 • Customer services (call centers, meter reading, billing)
 • 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
• $11.9 billion of rate base (2008 wtd. avg.)
Regulation
• California state regulation (CPUC) • Cost of service ratemaking (1)

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Vaca
Electric Transmission
Business Scope
• Wholesale electric transmission services (construction, maintenance) • Operation by CA Independent System Operator
Primary Assets
• $2.8 billion of rate base (2008 wtd. avg.)
Regulation
• Federal regulation (FERC) • Cost of service ratemaking • Revenues vary with system load

Natural Gas Transmission
Business Scope
• Natural gas transportation, storage, parking and lending services • Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
• $1.5 billion of rate base (2008 wtd. avg.)
Regulation
• California state regulation (CPUC) • Incentive ratemaking framework (“Gas Accord”) • Revenues vary with throughput

Electric Procurement & Owned Generation
Business Scope
• Electricity and ancillary services from owned and controlled resources • Energy procurement program
Primary Assets
 • $2.0 billion of rate base (2008 wtd. avg.)
 • Diablo Canyon Nuclear Power Plant (2,240 MW)
 • Gateway Generating Station (530 MW)
 • Largest privately owned hydro system (3,896 MW)
 • Funded nuclear plant decommissioning trusts of $1.8 billion

Regulation
• Cost of service ratemaking for utility-owned generation • Pass through of power procurement costs

Helms Pumped Storage
Diablo Canyon Power Plant
Conventional Hydroelectric
facilities
PG&E Generation in California
Gateway

Agricultural
Electric Customers
(88,127 GWh delivered)
Gas Customers
(833 Bcf delivered)
Industrial
68%
Commercial
8%
Residential
24%
Industrial
18%
Commercial
39%
Residential
36%
Agricultural
& Other
7%
2008 Customer Profiles (% by Sales)

Net Capacity (MW)

2008 total sources of electric energy*

Irrigation Districts
Utility Owned
QF / Renewables
DWR
Other Power Purchases

Owned Generation	Type
Diablo Canyon	Nuclear	2,240
Hydroelectric Facilities	Hydro	3,896
Humboldt	Fossil	135
Total		6,271
2008 Resource Mix
* Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation Districts, and other sources.

30%
18%
15%
35%
2%

2008 EPS - Reg G Reconciliation
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

** Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common
 Shareholders as reported in accordance with GAAP. For the three and twelve months ended December 31, 2008, PG&E
 Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through
 2004. Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas
 Transmission, Inc., and was recorded as income from discontinued operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2009	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.15	$3.25
Estimated Items Impacting Comparability [2]		
Tax Refunds[3]	$0.18	$0.18
Recovery of hydro divestiture costs[4]	$0.07	$0.07
Accelerated work on gas system[5]	($0.16)	($0.14)
Severance[6]	($0.11)	($0.09)
Estimated EPS on a GAAP Basis	$3.13	$3.27

2010	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.35	$3.50
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.35	$3.50

2011	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.65	$3.85
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

EPS Guidance - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders in Accordance with GAAP.
(3) In June 2009, the Joint Committee of Taxation approved deferred gain treatment for power plant sales in 1998 and 1999.  This amount recognizes the interest and state tax benefit related to the tax refund
(4) On April 16, 2009, the CPUC authorized recovery of costs previously incurred in connection with the Utility’s hydroelectric generation facilities.
(5) Costs to perform accelerated system-wide gas integrity surveys and associated remedial work.
(6) Severance costs related to the reduction of approximately 2% of the Utility’s workforce.

Reg G reconciliation also provided on the PG&E Corporation website: www.pge-corp.com under the “Investors” page